Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with this Quarterly Report of Twist Bioscience Corporation (the “Company”) on Form 10-Q/A for the quarterly period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Emily M. Leproust, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 26, 2026

/s/ Emily M. Leproust
Emily M. Leproust
Chief Executive Officer
(Principal Executive Officer)